EXHIBIT 32.2

Certification of Chief Accounting Officer Pursuant to 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Periodic Report”), I, Mary Usategui, Chief Accounting Officer of Professional Holding Corp. (the “Company”) hereby certify that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.    The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2020	/s/ Mary Usategui
Name: Mary Usategui
Title: Chief Accounting Officer

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